DEM, Inc.
-------------------------------------------------------------------------------













                                    DEM, INC.

                                SEMIANNUAL REPORT

                                  JUNE 30, 1998


















-------------------------------------------------------------------------------

                                    DEM, INC.
                       STATEMENT OF PORTFOLIO INVESTMENTS
                         AS OF JUNE 30, 1998 (Unaudited)


    Shares                                                                                                  Value
------------                                                                                              ----------

                     CASH AND MONEY MARKETS - 25.1%:
                         Cash - 25.1%                                                                 $    5,068,377
                         Fidelity U.S. Treasury Portfolio II - 0.0%                                            8,166
                                                                                                      --------------
                               Total cash & money markets                                                  5,076,543
                                                                                                      --------------
                     COMMON STOCK - 69.9%:
                         Apparel - 1.4%
     17,000                 Supreme International Corp.*                                                     278,375
                                                                                                      --------------
                                                                                                             278,375
                                                                                                      --------------
                         Banking - 6.9%
      5,500                 Carver Bancorp, Inc.*                                                             72,875
     20,000                 Popular Inc.                                                                   1,330,000
                                                                                                      --------------
                                                                                                           1,402,875
                         Communications - 4.2%
     11,000                 LCC International Inc.*                                                          203,500
     20,000                 Mastec Inc.*                                                                     477,500
     14,500                 Startec Global Communications Corp.*                                             166,750
                                                                                                      --------------
                                                                                                             847,750
                                                                                                      --------------
                         Computers - 0.3%
      4,000                 Smart Modular Technologies*                                                       58,500
                                                                                                      --------------
                         Consumer Products - 3.0%
     20,000                 Movado Group                                                                     605,000
                                                                                                      --------------
                         Consumer Services - 0.7%
      7,000                 Vincam Group, Inc.*                                                              137,375
                                                                                                      --------------
                         Financial Services - 1.0%
     12,000                 Doral Financial Corp.                                                            210,000
                                                                                                      --------------
                         Furniture - 6.4%
     26,000                 Ethan Allen Interiors, Inc.                                                    1,296,750
                                                                                                      --------------
                         Healthcare - 0.9%
      5,000                 Pediatrix Medical Group*                                                         185,938
                                                                                                      --------------
                         Media/Publishing - 6.9%
     18,000                 BET Holdings*                                                                  1,132,875
      7,000                 Univision Communications, Inc.*                                                  260,750
                                                                                                      --------------
                                                                                                           1,393,625
                                                                                                      --------------


The accompanying notes are an integral part of this statement.

                                    DEM, INC.
                       STATEMENT OF PORTFOLIO INVESTMENTS
                         AS OF JUNE 30, 1998 (Unaudited)



      Shares                                                                                                 Value
--------------                                                                                             -----------

                     COMMON STOCK (Continued):
                         Retail - 5.9%
     26,000                 CHS Electronics, Inc. *                                                          464,750
      5,000                 PC Connection, Inc.*                                                              76,250
     20,000                 Wet Seal, Inc.*                                                                  640,000
                                                                                                      --------------
                                                                                                           1,181,000
                                                                                                      --------------
                         Software and Technology Service - 18.5%
     16,000                 Autodesk Inc.                                                                    618,000
      8,000                 Broadvision Inc.*                                                                191,000
     12,000                 Complete Business Solutions, Inc.*                                               431,250
     21,000                 Computer Associate International                                               1,166,813
     10,000                 I2 Technologies, Inc.*                                                           351,250
      9,000                 Information Management Resources, Inc.*                                          304,312
      3,000                 Integrated Systems, Inc.*                                                         46,125
      7,000                 Intelligroup Inc.*                                                               124,250
      6,000                 Open Market, Inc.*                                                               113,250
     10,000                 QRS Corporation*                                                                 376,250
                                                                                                      --------------
                                                                                                           3,722,500
                                                                                                      --------------
                         Technology - 8.9%
      5,000                 Gemstar International Group Ltd.*                                                187,188
     25,000                 Lattice Semiconductor Corp.*                                                     710,156
     20,000                 Osicom Technologies, Inc.*                                                        52,500
     20,000                 Solectron Corp.*                                                                 841,250
                                                                                                      --------------
                                                                                                           1,791,094
                                                                                                      --------------
                         Textiles - 3.2%
     15,000                 Warnaco Group Inc.                                                               636,563
                                                                                                      --------------
                         Transportation - 1.7%
     10,000                 Atlas Air Inc.*                                                                  338,125
                                                                                                      --------------
                               Total common stock                                                         14,085,469
                                                                                                      --------------

        Par                                                                                                  Value
--------------                                                                                        --------------
                     U.S GOVERNMENT - 5.0%:
  1,000,000                 U. S Treasury Bill   5.187%, Due 9-17-98                                         989,180
     12,000                 U. S Treasury Bill   5.239%, Due 2-04-99                                          11,629
                                                                                                      --------------
                                                                                                           1,000,809
                                                                                                      --------------
                               Total investments                                                      $   20,162,820
                                                                                                      --------------
                                                                                                      --------------


*Non-income producing for the six months ended June 30, 1998.
The accompanying notes are an integral part of this statement.

                                   DEM, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 1998 (Unaudited)

ASSETS:
Investments in securities
 (Cost - $10,789,970)                                                14,085,469
Cash and cash equivalents                                             6,075,043
Deffered organizational expense                                          24,945
Prepaid expense                                                          20,761
Discount receivable                                                       2,196
Accrued interest receivable                                                  34
                                                                     ----------

Total assets                                                         20,208,448
                                                                     ----------


LIABILITIES:
Accrued expenses                                                         38,458
                                                                     ----------

Total liabilities                                                        38,458
                                                                     ----------

NET ASSETS - equivalent to $17.56 per share on
   1,148,776 shares of Common Stock outstanding                      20,169,990
                                                                     ----------
                                                                     ----------

SUMMARY OF STOCKHOLDERS' EQUITY
  Common Stock, par value $.00001 per share: authorized
   500,000,000 shares; issued and outstanding
   1,148,776 shares                                                          11
Capital paid-in                                                      16,526,177
Accumulated net realized gain on investments                          1,271,750
Unrealized gain on investments                                        3,295,498
Overdistributed net investment income                                  (923,446)
                                                                     ----------

Net assets applicable to outstanding common stock                    20,169,990
                                                                     ----------
                                                                     ----------





                                   DEM, INC.

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                                  (Unaudited)


INVESTMENT INCOME:
  Dividend Income (Net of withholding tax of $699)                       22,582
  Interest/Amortization Income                                            2,982
                                                                     ----------
                                                                         25,564

EXPENSES:
  Management and administrative fees                                    105,251
  Auditing and legal fees                                                25,796
  Transfer agent fees                                                    15,038
  Directors fees                                                         12,492
  Insurance expense                                                       5,117
 Organizational expense                                                   4,864
  Custodian fees                                                          3,894
  Blue sky fees                                                           3,363
  Other expenses                                                         12,588
                                                                     ----------

  Total expenses                                                        188,403
                                                                     ----------


Net Investment Loss                                                    (162,839)


REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized gain on investments                                   1,545,988
   Unrealized appreciation of investments                               837,084
                                                                     ----------
      Net realized and unrealized gain on investments                 2,383,072

Net increase in net assets resulting from operations                  2,220,233
                                                                     ----------
                                                                     ----------

                       STATEMENT OF CHANGES IN NET ASSETS


                                                           For the Six Months
                                                                  Ended          For the Year
                                                              June 30, 1998          Ended
                                                               (Unaudited)      December 31, 1997
                                                           ------------------   -----------------
INCREASE IN NET ASSETS:
Operations:
     Net investment income (loss)                                   (162,839)    $  (294,820)
     Accumulated net realized loss on investments                  1,545,988        (687,578)
     Unrealized gain on investments                                  837,084       2,469,085
                                                               -------------    ------------
        Net increase in net assets resulting from operations       2,220,233       1,486,687
                                                               -------------    ------------


Distributions paid to shareholders from:
     Net investment income                                                 0     $  (302,021)
                                                               -------------    ------------
      Net decrease in net assets resulting from distributions              0     $  (302,021)
                                                               -------------    ------------


Capital share transactions
     Common shares issued, net of issuance costs                           0       5,739,892
     Common shares issued in reinvestment of dividends                     0              47
                                                               -------------   -------------
        Increase in net assets derived from capital share
            transactions                                                   0       5,739,939
                                                               -------------   -------------

Total increase                                                     2,220,233       6,924,605

NET ASSETS:
Beginning of year                                                 17,949,757      11,025,152
                                                               -------------   -------------
End of year                                                       20,169,990    $ 17,949,757
                                                               -------------   -------------
                                                               -------------   -------------

                                   DEM, INC.
                              Financial Highlights


The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.


                                                       For the Six Months
                                                             Ended          For the Year        For the Year        * Period
                                                         June 30, 1998           Ended              Ended        November 30, 1995
                                                           (Unaudited)     December 31, 1997 December 31, 1996 to December 31, 1995
                                                        ----------------- ------------------ ----------------- --------------------
Per Share Operating Performance:

Net asset value, beginning of period . . . . . . . . . . . . .      15.63              14.17             13.77           13.97
                                                                    -----              -----             -----           -----
          Net investment (loss)/gain . . . . . . . . . . . . .      (0.14)             (0.34)            (0.42)           0.01
          Net gain on securities (realized and unrealized) . .       2.07               2.15              1.15            0.00
                                                                     ----               ----              ----            ----
Total from investment operations . . . . . . . . . . . . . . .       1.93               1.81              0.73            0.01
Distributions paid from:
          Net investment income. . . . . . . . . . . . . . . .       0.00              (0.35)            (0.05)           0.00
          Net realized gain on investments . . . . . . . . . .       0.00               0.00              0.00            0.00
Dilutive effect of shares. . . . . . . . . . . . . . . . . . .       0.00               0.00             (0.28)          (0.21)
Net asset value, end of period . . . . . . . . . . . . . . . .      17.56              15.63             14.17           13.77
                                                                    -----              -----             -----           -----
                                                                    -----              -----             -----           -----

Market value per share, end of period. . . . . . . . . . . . .     $16.00             $16.13            $15.50          $15.00

Total Return . . . . . . . . . . . . . . . . . . . . . . . . .      -1.55% * *          9.89%             3.68%           0.00%

Ratios/Supplemental Data:
     Net Assets, end of period  (000 omitted). . . . . . . . .    $20,170            $17,950           $11,025          $4,743
     Average commission rate paid. . . . . . . . . . . . . . .       5.00%              5.00%             4.38%          0.00%
     Portfolio Turnover  . . . . . . . . . . . . . . . . . . .      32.80% * *         18.50%           332.60%          0.00%

Ratios to Average Net Assets:
     Expenses  . . . . . . . . . . . . . . . . . . . . . . . .       1.89% * * *        2.30%             3.21%          0.04%
     Net investment income . . . . . . . . . . . . . . . . . .      -1.64% * *         -2.04%            -1.89%          1.45%


*      Commencement of operations
* *    Annualized
* * *  Does not reflect sales load

                                    DEM, INC.
                                    ---------

                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------

                                  JUNE 30, 1998
                                  -------------


1.   ORGANIZATION:
     -------------

DEM, Inc. (the Company) was incorporated on October 20, 1995, in the State of Maryland and is registered as a nondiversified closed-end management investment company under the Investment Company Act of 1940, as amended.

The principal investment objective of the Company is long-term growth through capital appreciation. Both capital appreciation and income will be considered in the selection of investments, but primary emphasis is on capital appreciation. The Company retains maximum flexibility as to the types of investments it may make and it is permitted to invest in portfolio companies with large and small market capitalizations. The Company, however, seeks to invest a substantial portion of its assets in securities of domestic emerging companies with smaller market capitalizations. There can be no assurance that the Company's objectives will be achieved. The Company's investment objectives and policies may be changed by the Board of Directors without the approval of shareholders. Most of the Company's investments are expected to be in marketable common stocks or marketable securities convertible into common stock traded on an exchange or in the over-the-counter markets.

While the primary objective of the Company is to seek long-term growth through capital appreciation, the Company may invest its assets in income producing securities such as non-convertible preferred stock, bonds, debentures, notes and other similar securities, if the Investment Adviser deems such investments advisable.


2.   SIGNIFICANT ACCOUNTING POLICIES:
     --------------------------------

Security Valuation
-------------------

Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price.

Cash and Cash Equivalents
-------------------------

Cash and cash equivalents as of June 30, 1998, consist of funds invested in the money market funds stated at cost which is market.

Deferred Organizational Costs
-----------------------------

Costs incurred to organize the Company have been deferred and are amortized on a straight-line basis over a five-year period starting in 1996. Accumulated amortization cost as of June 30, 1998, was $4,864.

Income Taxes
------------

The Company elected to be treated as a regulated investment company (a RIC) for Federal income tax purposes in accordance with Subchapter M of the Internal Revenue Code of 1986, as amended. In order to so qualify, the Company must satisfy certain tests regarding the source of its income, diversification of its assets and distribution of its income. If the Company otherwise qualifies as a regulated investment company and distributes to its stockholders at least 90% of its investment company taxable income, then the Company will not be subject to Federal income tax on the income so distributed. However, the Company would be subject to corporate income tax on any undistributed income. In addition, the Company will be subject to a nondeductible 4% excise tax on the amount by which the amount it distributes in any calendar year is less than a statutorily-designated, required amount of its regulated investment company income and its capital gain net income (generally 98%).

Other
-----

The Company follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Use of Estimates
----------------

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses in the financial statements and the disclosure of contingent assets and liabilities. While actual results could differ from those estimates, management believes that actual results will not be materially different from amounts provided in the accompanying financial statements.


3.   INVESTMENT ADVISORY AGREEMENT:
     ------------------------------

The investment adviser to the Company is Chapman Capital Management, Inc. (the Investment Advisor and CCM). The President of the Company is also the President and a Board Member of CCM. Pursuant to an Investment Advisory Agreement, the Investment Advisor receives an advisory fee from the Company at an annual rate of .90% of the average weekly net assets of the Company. CCM also serves as the Company's administrator and is compensated for those services at an annual rate of .15% of the average weekly net assets of the Company. The Company paid Chapman Capital Management $106,251 during the six months ended June 30, 1998 for advisory and administrative services.

4.   DISTRIBUTIONS TO SHAREHOLDERS:
     ------------------------------

Dividends to shareholders are recorded on the ex-dividend date.

On January 31, 1997, and April 18, 1997, a distribution of $.19, aggregating $147,784 and $154,237, respectively, was declared from net investment income during 1997. The dividends were paid on February 28, 1997, and May 23, 1997, respectively, to shareholders of record on February 14, 1997, and May 9, 1997, respectively.

5.   CAPITAL SHARE TRANSACTIONS:
     ---------------------------

As of June 30, 1998, there were 500,000,000 shares of $.00001 par value capital stock authorized and additional paid-in capital aggregated $16,526,188. Transactions in capital stock for the six months ended June 30, 1998, and year ended December 31, 1997 were as follows:


                                                    Shares                               Dollar Value
                                      --------------------------------------  ----------------------------------
                                             1998                1997                1998                1997
                                      ------------------   -----------------  ----------------  ----------------


   Shares sold                                   0             370,960          $     0           $  5,739,892
   Shares issued as
     reinvestment of
     dividends                                   0                   3                0                     47
                                          --------             -------          -------           -------------
   Net increase                                  0             370,963          $     0           $  5,739,939
                                          --------             -------          -------           -------------
                                          --------             -------          -------           -------------


The dollar amounts in the above table are net of sales commissions and fees of $432,008 paid to The Chapman Co. (Chapman) for underwriting management fees and broker commissions.

The Company has a dividend reinvestment plan (the Plan). Stockholders of record, whose shares are registered in his or her name, will automatically be a participant in the Plan, unless the stockholder specifically elects to receive dividends and capital gains in cash paid by check. The Company instructs the stock transfer agent to buy shares in the open market or to issue new shares. When the Company issues new shares, the price is equal to the last sale price at the close of the previous trading day. If there is no sale on that date, then the mean between the closing bid and asked quotations for such common stock on such date is used.

6. RESULTS OF THE ANNUAL MEETING OF STOCKHOLDERS:
   ----------------------------------------------

DEM, Inc.'s Annual meeting of stockholders was held on April 23, 1998. The stockholders were asked to act upon the following matters:

    1. Election of Class I and Class III directors to serve until their respective successors are elected and qualify;
    2. Approval of the Investment Advisory and Administrative Services Agreement between the Company and Chapman Capital Management, Inc.;
    3. Approval of a change in the Company's fundamental policies to remove the investment restriction against investment in "restricted securities"; and
    4. Ratification of the selection of Arthur Andersen LLP as certified independent auditors for the Company.

    The following directors were elected to serve on the board until their respective successors are elected and qualify. Each director received 686,598 votes for, 0 votes against, 462,178 votes withheld, 0 votes abstained and 0 broker non- votes.


           James Lewis                  Class I                   2001
           Glenda Glover                Class I                   2001
           Benjamin Hooks               Class III                 2000

In addition, the following directors will continue as directors until their respective successors are elected and qualify:


           Lottie H. Shackelford        Class II                  1999
           Robert L. Wallace            Class II                  1999
           Nathan A. Chapman, Jr.       Class III                 2000
           Ronald A. White              Class III                 2000


The Investment Advisory and Administrative Services Agreement was approved. The matter received 686,394 votes for, 0 votes against, 462,178 votes withheld, 204 votes abstained and 0 broker non-votes.

The change in the Company's fundamental policies was not approved. The matter received 433,857 votes for, 252,639 votes against, 462,178 votes withheld, 102 votes abstained and 0 broker non-votes.

The selection of Arthur Andersen LLP to serve as certified independent auditors for the Company was ratified. The matter received 686,598 votes for, 0 votes against, 462,178 votes withheld, 0 votes abstained and 0 broker non-votes.